Item 77C - Treasury Money Fund
Institutional

Registrant incorporates by reference to
Proxy Statement filed on March 13, 2006
(Accession No. 0001193125-06-058936).
A Special Meeting of Shareholders (the
"Meeting") of Treasury Money Fund -
Institutional Class (the "Fund"), a series of
DWS Institutional Funds (the "Trust") was
held on June 1, 2006, at the offices of
Deutsche Asset Management, 345 Park
Avenue, New York, New York 10154. At
the Meeting, the following matters were
voted upon by the shareholders (the
resulting votes are presented below).
I.	Election of Trustees. ("Number of
Votes" represents all funds that are
series of DWS Institutional Funds)

Number of Votes:

For
Withheld
Henry P. Becton, Jr.
7,455,030,120.875
104,822,239.631
Dawn-Marie
Driscoll
7,455,029,292.947
104,823,067.559
Keith R. Fox
7,455,033,715.354
104,818,645.152
Kenneth C.
Froewiss
7,455,029,385.705
104,822,974.801
Martin J. Gruber
7,455,029,919.097
104,822,441.409
Richard J. Herring
7,455,031,928.134
104,820,432.372
Graham E. Jones
7,455,024,550.559
104,827,809.947
Rebecca W. Rimel
7,455,030,100.541
104,822,259.965
Philip Saunders, Jr.
7,455,028,161.559
104,824,198.947
William N. Searcy,
Jr.
7,455,031,234.433
104,821,126.073
Jean Gleason
Stromberg
7,455,028,737.149
104,823,623.357
Carl W. Vogt
7,455,029,690.690
104,822,669.816
Axel Schwarzer
7,455,008,586.708
104,843,773.708

V.	Approval of an Amended and
Restated Declaration of Trust
("Number of Votes" represents all
funds that are series of DWS
Institutional Funds)



Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
7,419,268,465.268
75,680,830.436
23,537,051.802
41,366,013.000
The Meeting was reconvened on June 9,
2006, at which time the following matters
were voted upon by the shareholders (the
resulting votes are presented below):
II-A.	Approval of an Amended and
Restated Investment Management
Agreement with the Fund's Current
Investment Advisor:

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000

II-B.	Approval of an Amended and
Restated Investment Management
Agreement with Deutsche
Investment Management Americas
Inc.:

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000

II-C.	Approval of a Subadvisor Approval
Policy:

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000

III.	Approval of revised fundamental
investment restrictions on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000



III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000

III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000

III-E.	Concentration for Funds That Will
Not Concentrate in Bank
Obligations

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000

III-F.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000

III-G.	Real Estate Investments

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000

III-H.	Commodities

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000



III-I.	Lending

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000

III-J.	Portfolio Diversification

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000

III-K.	Investing for Control

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000

III-L.	Acquiring More than 10% of the
Voting Securities of Any One Issuer

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000

III-M.	 Restricted and Illiquid Securities

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000

III-N.	Securities Issued by Other
Investment Companies

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000



III-O.	Short Sales

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000

III-P.	Warrants

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000

III-Q.	Issuers Whose Securities Are
Owned by Officers and Trustees of
the Fund or its Investment Advisor

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000

III-R.	Oil, Gas and Mineral Programs

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
142,687,267.090
..000
60,554,042.520
1.000

*	Broker non-votes are proxies received by the
fund from brokers or nominees when the
broker or nominee neither has received
instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.